OWENS & MINOR, INC. Restricted Stock Unit Agreement THIS AGREEMENT, dated the _________________, between OWENS & MINOR, INC., a Virginia corporation (the "Company"), and _____________ ("Participant"), is made pursuant and subject to the provisions of the Company's 2015 Stock Incentive Plan (the "Plan"). All capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in the Plan. W I T N E S S E T H: 1. Restricted Stock Unit Grant. Pursuant to the provisions of the Plan, on ____________ (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, a Restricted Stock Unit Award of ______ Restricted Stock Units (the “Restricted Stock Units”). Upon fulfillment of the conditions described in subsection 2(a) below, each Restricted Stock Unit shall entitle the Participant to receive one share of the Company’s Common Stock (“Common Stock”). Restricted Stock Units may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of by Participant. 2. Terms and conditions. The Restricted Stock Units evidenced hereby are subject to the following terms and conditions: (a) Holding Period. The Restricted Stock Units shall be earned by the Participant following the expiration of a holding period ending on the third anniversary of the Date of Grant (the “Holding Period”) or the occurrence of an event as provided in subsection 2(c) hereof. The Restricted Stock Units may be immediately forfeited as provided in subsection 2(d) hereof. Notwithstanding the foregoing, during the Holding Period, Participant shall be entitled to receive cash payments on the Restricted Stock Units equivalent on a per share basis to the amount of any cash dividend paid or other property issued on the Common Stock. Any stock dividends or other shares of Company stock or other property issued in respect of Common Stock, including without limitation, shares issued in connection with stock splits and recapitalizations, will be subject to the same conditions applicable to the Restricted Stock Units. (b) Issuance of Common Stock. If Participant remains in the continuous employment of the Company or an Affiliate during the entire Holding Period and otherwise does not forfeit such shares pursuant to subsection 2(d) hereof, each Restricted Stock Unit shall be earned and one share of Common Stock will be issued and delivered to the Participant per Restricted Stock Unit earned. Exhibit 10.1

(c) Accelerated Earning or Forfeiture. (i) Death. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Holding Period by reason of Participant’s death, the Restricted Stock Unit shall immediately be earned on the date of Participant’s death and shares of Common Stock shall be issued and delivered to Participant’s estate. (ii) Disability. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Holding Period by reason of “total and permanent disability” (as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), a pro rata number of Restricted Stock Units shall be earned and one share of Common Stock per earned Restricted Stock Unit shall be issued and delivered to Participant. The “pro rata number” shall be the number of Restricted Stock Units multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and the denominator of which is 36. (iii) Retirement. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the Restricted Period by reason of retirement (defined below), all Restricted Stock Units shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. Notwithstanding the foregoing, if Participant’s service to the Company or an Affiliate continues from and after the date of retirement through (i) membership on the Board, (ii) a written consulting services arrangement with the Company or an Affiliate or (iii) at the discretion of the Company, a written confidentiality and non-solicitation agreement with the Company (“Post-Retirement Service”), Restricted Stock Units shall not be forfeited but shall remain outstanding until the earlier of (i) the end of the Holding Period at which time shares of Common Stock shall be issued and delivered to the Participant or (ii) the date Participant ceases to provide Post-Retirement Service at which time the Restricted Stock Units shall be forfeited. For purposes of this Section 2(c)(iii), retirement shall mean severance from the employment of the Company and its Affiliates (i) at or after the attainment of age 55 and after completing a number of years of service (the total years of service credited to Participant for purposes of determining vested or nontransferable interest in a defined benefit pension plan maintained by the Company or an Affiliate which satisfies the requirements of Section 401(a) of the Code) that, when added to Participant’s age at the time of severance from employment, equals at least 65 or (ii) at or after the attainment of age 65. (iv) Termination of Employment by Company or Affiliate.

(a) With Cause. If the Company or an Affiliate terminates Participant’s employment with the Company and its Affiliates with “cause,” all Restricted Stock Units shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. For purposes of this Agreement, “cause” means: (i) misappropriation, theft or embezzlement of funds or property from the Company or an Affiliate or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or an Affiliate, (ii) conviction of, or entry of a plea of “nolo contendere” with respect to, a felony which, in the reasonable opinion of the Company, is likely to cause material harm to the Company’s or an Affiliate’s business, customer or supplier relations, financial condition or prospects, (iii) violation of the Company’s Code of Honor or any successor code of conduct; or (iv) failure to substantially perform (other than by reason of illness or temporary disability, regardless of whether such temporary disability is or becomes a total and permanent disability (as defined in paragraph 2(c)(ii) above), or by reason of approved leave of absence) the duties of Participant’s job. (b) Without Cause. If Participant’s employment with the Company and its Affiliates is terminated by the Company or an Affiliate without “cause,” a pro rata number of Restricted Stock Units shall be earned one share of Comom Stock per Restricted Stock Unit earned shall be issued and delivered to Participant. The “pro rata number” shall be the number of Restricted Stock Units multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and denominator of which is 36. (v) Termination of Employment by Participant. If Participant resigns from employment with the Company and its Affiliates before the expiration of the Restricted Period, without regard to the reason for such resignation (other than death, disability or retirement as provided in subsections (i), (ii) and (iii) above), all of the Restricted Stock Units shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. (vi) Change in Control. (a) If, upon a Change in Control, (i) the Restricted Stock Units are assumed by, or a substitute award granted by, the surviving entity (together with its Related Entities, the “Surviving Entity”) in the Change in Control (such assumed or substituted award to be of the same type of award as the Restricted Stock Units with a value as of the Control Change Date substantially equal to the value of the Restricted Stock Units) and (ii) within 24 months of the Control Change Date, Participant’s employment with the Surviving Entity is terminated by the

Surviving Entity without Cause (defined below), the Restricted Stock Units shall immediately be earned on the date of employment termination and shares of Common Stock shall be issued and delivered to Participant. (b) For purposes of this subsection 2(c)(vi), “Cause” shall mean (i) the willful and continued failure by Participant to substantially perform his or her duties with the Surviving Entity (other than any such failure resulting from Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Surviving Entity, which demand specifically identifies the manner in which the Surviving Entity believes that Participant has not substantially performed his or her duties, or (ii) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Surviving Entity, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on Participant’s part shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Surviving Entity. (c) If, upon a Change in Control, the Restricted Stock Units are not assumed by, or a substitute award granted by, the Surviving Entity in the Change in Control as provided in subsection 2(c)(vi)(a) above, the Restricted Stock Units shall be earned on the Control Change Date and shares of Common Stock shall be issued and delivered to Participant. 3. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia. 4. Recoupment Policy. Notwithstanding any other provision in this Agreement to the contrary, the Stock Unit Award granted under this Agreement is subject to recoupment by the Company in accordance with the Company’s Policy on Recoupment of Executive Incentive Compensation in effect on the date of this Agreement, as such policy is interpreted and applied by the Company’s board of directors. 5. No Right to Continued Employment. The grant of Restricted Stock Units hereunder does not confer upon Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time. 6. Change in Capital Structure. The terms of this award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.

7. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 8. Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. 9. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees and personal representatives of Participant and the successors of the Company. IN WITNESS WHEREOF, OWENS & MINOR, INC. has caused this Agreement to be signed by a duly authorized officer and Participant has affixed his or her signature hereto. OWENS & MINOR, INC. By:_________________________________ President & Chief Executive Officer PARTICIPANT Name:______________________________ 26333.000083 RICHMOND 1439057v2